Filed Pursuant to Rule 497(e)
1933 Act File No. 333-179562
1940 Act File No. 811-22668

Loncar China BioPharma ETF (CHNA)
(the “Fund”)

July 26, 2023

Supplement to the
Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”),
each dated December 20, 2022, as previously supplemented

The Board of Trustees of ETF Series Solutions (the “Trust”) has approved an Agreement and Plan of Reorganization (the “Agreement”) providing for the reorganization (the “Reorganization”) of the Fund into the Range Cancer Therapeutics ETF (the “Acquiring Fund”), also a series of the Trust for which Exchange Traded Concepts, LLC serves as investment adviser.
The Reorganization of the Fund into the Acquiring Fund will consolidate two series of the Trust that have investment strategies that are broadly related in providing exposure to biotechnology and pharmaceutical companies. The Fund and the Acquiring Fund are both passive ETFs, and each Fund seeks to track the total return performance, before fees and expenses, of an underlying index as its investment objective. While the principal investment strategies are distinctly different in material respects, including that the Fund is required to invest at least 80% of its assets in companies that are economically linked or headquartered in China and the Acquiring Fund does not invest in any Chinese companies as they are not eligible for inclusion in the Acquiring Fund’s index, both the Fund and the Acquiring Fund invest exclusively in equity securities and seek to provide exposure to certain areas of the biotechnology and pharmaceutical space that are expected to generate attractive returns.
The Reorganization will not result in a shift in management responsibility. The adviser, sub-adviser, portfolio managers, administrator, auditor, custodian, distributor, and legal counsel of the Fund are the same as those of the Acquiring Fund. In addition, the management fee of the Fund is the same as that of the Acquiring Fund. The Acquiring Fund’s total annual fund operating expenses are expected to be the same as those of the Fund.
Pursuant to the Agreement, the Fund will transfer all of its assets to the Acquiring Fund in return for shares of beneficial interest of the Acquiring Fund, and the Acquiring Fund will assume all of the Fund’s liabilities. As a result of the Reorganization, shareholders of the Fund will become shareholders of the Acquiring Fund. Shareholders of the Fund will receive shares of the Acquiring Fund with a value equal to the aggregate net asset value of their shares of the Fund held immediately prior to the Reorganization.
It is anticipated that the Reorganization will not qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it is anticipated that the Reorganization will be a taxable transaction, and that the Fund will recognize gain or loss in connection with the transfer of its assets to the Acquiring Fund, which may require the Fund to make taxable distributions to its shareholders. Shareholders of the Fund who do not wish to participate in the Reorganization may redeem their shares prior to the closing of the Reorganization.
Detailed information about the Reorganization will be available in a combined information statement and prospectus to be distributed to the Fund’s shareholders of record as of July 25, 2023 and on the Fund’s website at www.LoncarFunds.com.
The Reorganization is expected to occur immediately after the close of business on or around October 27, 2023. In preparation for the closing of the Reorganization, trading in shares of the Fund is expected to be suspended as of close of business on October 26, 2023.

Please retain this Supplement with your Summary Prospectus, Prospectus, and SAI for future reference.